Exhibit 99.1

INVESTOR DAY SPRING 2019 Illustrative National Landing (North District) Since our April 2019 investor day presentation, slides 7, 60, 61, 67 and 69 have been updated and slides 33-37 and 39 have been added to reflect new information.

DISCLOSURES FORWARD-LOOKING STATEMENTS Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH” or the “Company”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, “hypothetical”, “potential”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this Investor Presentation. We also note the following forward-looking statements: our potential NOI growth and the assumptions on which such growth is premised, our estimated future leverage (Debt /EBITDA) profile, the potential effect of Amazon on job growth, rent growth and cap rates in the Washington, DC metropolitan area and National Landing, in particular, our anticipated dispositions and 1031 exchanges, and annualized net operating income; in the case of our construction assets, estimated square feet, estimated number of units, weighted average targeted NOI yield, NOI yield or estimated total project cost, estimated total NOI weighted average completion date, weighted average stabilization date and estimated incremental investment, intended type of asset use and potential tenants, and in the case of our future development assets, estimated potential development density; expected key Amazon transaction terms, our anticipated role as developer, property manager and retail leasing agent in connection with Amazon HQ2, planned infrastructure and education improvements related to Amazon HQ2; the economic impacts of Amazon HQ2 on the DC region and National Landing; our development plans related to Amazon HQ2; the expected accretion to our NAV as a result of the Amazon transaction and our future NAV growth rate; in the case of our Amazon lease transaction and our new development opportunities in National Landing, the total square feet to be leased to Amazon and the expected net effective rent, estimated square feet, estimated number of units, the estimated construction start and occupancy dates, estimated incremental investment, targeted NOI yield; and in the case of our future development opportunities, estimated potential development density. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: adverse economic conditions in the Washington, DC metropolitan area, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” and the Cautionary Statement Concerning Forward-Looking Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and other periodic reports the Company files with the Securities and Exchange Commission. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements after the date hereof. PRO RATA INFORMATION We present certain financial information and metrics in this release “at JBG SMITH Share,” which refers to our ownership percentage of consolidated and unconsolidated assets in real estate ventures (collectively, “real estate ventures”) as applied to these financial measures and metrics. Financial information “at JBG SMITH Share” is calculated on an asset-by-asset basis by applying our percentage economic interest to each applicable line item of that asset’s financial information. “At JBG SMITH Share” information, which we also refer to as being “at share,” “our pro rata share” or “our share,” is not, and is not intended to be, a presentation in accordance with GAAP. Given that a substantial portion of our assets are held through real estate ventures, we believe this form of presentation, which presents our economic interests in the partially owned entities, provides investors valuable information regarding a significant component of our portfolio, its composition, performance and capitalization. We do not control the unconsolidated real estate ventures and do not have a legal claim to our co-venturers’ share of assets, liabilities, revenue and expenses. The operating agreements of the unconsolidated real estate ventures generally allow each co-venturer to receive cash distributions to the extent there is available cash from operations. The amount of cash each investor receives is based upon specific provisions of each operating agreement and varies depending on certain factors including the amount of capital contributed by each investor and whether any investors are entitled to preferential distributions 2

DISCLOSURES With respect to any such third-party arrangement, we would not be in a position to exercise sole decision-making authority regarding the property, real estate venture or other entity, and may, under certain circumstances, be exposed to economic risks not present were a third party not involved. We and our respective co-venturers may each have the right to trigger a buy-sell or forced sale arrangement, which could cause us to sell our interest, or acquire our co-venturers’ interests, or to sell the underlying asset, either on unfavorable terms or at a time when we otherwise would not have initiated such a transaction. Our real estate ventures may be subject to debt, and the repayment or refinancing of such debt may require equity capital calls. To the extent our co-venturers do not meet their obligations to us or our real estate ventures or they act inconsistently with the interests of the real estate venture, we may be adversely affected. Because of these limitations, the non-GAAP “at JBG SMITH Share” financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. All other information shown as of December 31, 2018 and all data shown at JBG SMITH’s share, unless otherwise noted. MARKET DATA Market data and industry forecasts are used in this Investor Presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be the reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. DEFINITIONS AND RECONCILIATIONS For certain definitions and reconciliations see pages 63-68. Information herein with respect to the proposed transaction with Amazon is based on executed leases and purchase and sale agreements between us and Amazon. Closing under these agreements is subject to customary closing conditions. 3

AGENDA HIGHLIGHTS 1 2 STRATEGY 3 2018 ACCOMPLISHMENTS STATE OF THE MARKET 4 5 GROWTH AND CAPITALIZATION 4

INTRODUCTION OF SPEAKERS Matt Kelly Chief Executive Officer David Paul Chief Operating Officer Kai Reynolds Chief Development Officer Steve Theriot Chief Financial Officer Moina Banerjee Head of Capital Markets George Xanders Co-Head of Acquisitions Evan Regan-Levine Strategic Innovation and Research 5

HIGHLIGHTS 6

HIGHLIGHTS: JBG SMITH AT A GLANCE OPERATING PORTFOLIO UNDER CONSTRUCTION FUTURE DEVELOPMENT PIPELINE COMMERCIAL SF 11.3M MULTIFAMILY UNITS 4,531 COMMERCIAL SF 927K MULTIFAMILY UNITS 1,298 COMMERCIAL SF 10.1M MULTIFAMILY SF 9.5M Q4 2018 ANNUALIZED NOI $342M WEIGHTED AVERAGE LEASE TERM 6.2 YEARS METRO SERVED OVER 98% Illustrative 1900 N Street TOTAL ENTERPRISE VALUE(1) $7.7B WALK SCORE 82 NET DEBT/ANNUALIZED ADJUSTED EBITDA(1) 5.4x NET DEBT/ TOTAL ENTERPRISE VALUE(1) 20.1% (1) Leverage and liquidity metrics as of March 31, 2019 adjusted for the $472.3 million of net proceeds from the underwritten public offering completed in April 2019. Total Enterprise Value is based on the $41.35 closing price per share as of March 29, 2019. 7

STRATEGY 8

STRATEGY: SUMMARY SUBMARKET CONCENTRATION Invested in high growth urban submarkets in Washington, DC Metro Area HIGH-GROWTH ASSETS Own and operate high risk-adjusted return assets, with emphasis on multifamily over the longer term PROVEN DEVELOPMENT EXPERTISE Mixed-use operator with track record of value creation in development and redevelopment DISCIPLINED CAPITAL ALLOCATOR Demonstrated capital allocation discipline to maximize value and mitigate downside risk 9

STRATEGY: WASHINGTON, DC METRO AREA DC IS MORE RECESSION-RESILIENT THAN OTHER GATEWAY MARKETS, WITH FUTURE GROWTH LIKELY TO BE TURBOCHARGED BY AMAZON 1990-1992 Recession 2001-2002 Tech Crash 2008-2009 Great Recession 3.0% 2.0% 0.3% 1.0% 0.0% -1.0% -2.0% -3.0% -2.4% -4.0% -3.3% -4.0% -5.0% Source: JLL (1) Gateway markets include New York City, Boston, and San Francisco. 10 % Employment Change -1.3% -1.7% Washington, DC Gateway Markets(1)

STRATEGY: SUBMARKET CONCENTRATION CONCENTRATION OF HIGH-GROWTH ASSETS IN THE BEST SUBMARKETS Bethesda MD NORTHERN VIRGINIA NATIONAL LANDING 55% RESTON 12% RB CORRIDOR 5% WASHINGTON, DC Washington, DC DC EMERGING 16% DC MATURE 5% MARYLAND BETHESDA CBD 2% OTHER MD 5% VA National Landing 80% OF PORTFOLIO WITHIN 20-MINUTE COMMUTE(1) OF NATIONAL LANDING Note: Geographic composition includes square footage of Operating, Under Construction, and Future Development Pipeline assets. (1) 20-minute commute calculated on a Monday morning to National Landing. 11 20-MINUTE COMMUTE

STRATEGY: COMMON SUBMARKET CHARACTERISTICS OUTPERFORMING SUBMARKETS HAVE SHARED CHARACTERISTICS + + = WALKABLE AMENITY BASE Restaurants, theaters, TRANSIT ACCESS Metro or commuter rail access is required DIVERSITY OF OFFERINGS A balanced mix of office and residential sustains 18-hour retail environments FUTURE DEMAND POTENTIAL “Path of growth” locations driven by demographic or economic drivers and shops attract both office tenants and multifamily renters 12

STRATEGY: JBG SMITH OFFICE SUBMARKETS RENT GROWTH AND OCCUPANCY IN OUR OFFICE SUBMARKETS OUTPERFORM OTHER SUBMARKETS 2018 ASKING RENTS RELATIVE TO MARKET 2008-2018 ASKING RENT GROWTH 2008-2018 AVERAGE OCCUPANCY 30.3% 86.5% 30.0% 87.0% 25.0% 25.0% 86.0% 20.0% 20.0% 85.0% 15.0% 14.1% 10.0% 15.0% 84.0% 5.0% 83.0% 10.0% 0.0% 82.0% -5.0% 5.0% -10.0% 81.0% -15.0% -14.3% 0.0% 80.0% -20.0% 13 Source: JLL JBGS 2.4% NON-JBGS JBGS 81.4% NON-JBGS JBGS NON-JBGS +5.1% +11.7% +40.6%

STRATEGY: JBG SMITH MULTIFAMILY SUBMARKETS RENT GROWTH AND NET ABSORPTION IN OUR MULTIFAMILY SUBMARKETS OUTPERFORM OTHER SUBMARKETS 2018 ASKING RENTS RELATIVE TO MARKET 2008-2018 ASKING RENT GROWTH 2008-2018 NET ABSORPTION AS % OF STARTING INVENTORY 20.0% 39.0% 37.6% 15.3% 70.0% 59.7% 38.0% 15.0% 37.0% 60.0% 36.0% 50.0% 10.0% 35.0% 34.0% 40.0% 5.0% 33.0% 30.0% 32.0% 0.0% 31.0% 20.0% 30.0% -5.0% 10.0% 29.0% -10.0% 28.0% 0.0% -8.6% Source: JLL 14 JBGS 22.9% NON-JBGS JBGS NON-JBGS JBGS 31.8% NON-JBGS +5.8% +36.8% +23.9%

STRATEGY: VALUE CREATION FOCUS EVERY DECISION IS EVALUATED THROUGH THE LENS OF MAXIMIZING LONG-TERM NET ASSET VALUE (NAV) PER SHARE SELL DISCIPLINE TACTICAL LEASING OPPORTUNISTIC DEVELOPMENT MONETIZATION OF FUTURE DEVELOPMENT PIPELINE 15

2018 ACCOMPLISHMENTS 16

2018 ACCOMPLISHMENTS: THE HIGHLIGHTS CEB Tower at Central Place 1 Pursued and won Amazon HQ2 2 Strengthened balance sheet by exceeding capital allocation and recycling goals 3 Improved profile of our Commercial Operating Portfolio 4 Accelerated monetization of Under Construction assets and Future Development Pipeline 5 Strengthened ESG practices throughout organization 17

2018 ACCOMPLISHMENTS: AMAZON HQ2 OVERVIEW $4.3B OF COMMITTED THIRD-PARTY INVESTMENT IN AND AROUND NATIONAL LANDING KEY TRANSACTION TERMS Lease 537K SF of space at $35 Net Effective Rent (NER) SIGNIFICANT CONCENTRATION IN NATIONAL LANDING 6.1M SF of existing operating commercial space (71.0% of market)(1) SUBSTANTIAL COMMITTED THIRD-PARTY INVESTMENT $865M infrastructure investment led by state and local governments Purchase 4.1M SF of land for $294M 2,850 units of operating multifamily (20.5% of market) $925M education investment led by state and local universities Developer, property manager, and retail leasing agent 381K SF of under construction commercial space $2.5B Amazon investment 6.9M SF Future Development Pipeline (65% of market)(2) (1) Excludes 0.3M SF at Crystal City Marriott. (2) Excludes 4.1M SF of Estimated Potential Density that Amazon has agreed to purchase from JBG SMITH. 18

2018 ACCOMPLISHMENTS: AMAZON HQ2 SITES AMAZON LEASE AMAZON PURCHASE 537K SF AT $35 NER 4.1M SF FOR $294M REAGAN NATIONAL AIRPORT KEY AMAZON LEASE AMAZON PURCHASE EXISTING OPERATING JBG SMITH IS DEVELOPER, PROPERTY MANAGER, AND RETAIL LEASING AGENT 19

2018 ACCOMPLISHMENTS: AMAZON HQ2 STATE AND LOCAL INFRASTRUCTURE/EDUCATION PROJECTS INFRASTRUCTURE INVESTMENT $865M EDUCATION INVESTMENT $925M REAGAN NATIONAL AIRPORT Improvements KEY AMAZON LEASE AMAZON PURCHASE INFRASTRUCTURE/EDUCATION (STATE & LOCAL FUNDED) EXISTING OPERATING 20 Route One Virginia Tech Innovation Campus New Rail Station and Airport Pedestrian Bridge New Metro Entrance New Metro Entrance

2018 ACCOMPLISHMENTS: NATIONAL LANDING DEVELOPMENT OPPORTUNITIES UNDER CONSTRUCTION ASSETS FUTURE DEVELOPMENT PIPELINE CENTRAL DISTRICT RETAIL 1770 CRYSTAL DRIVE 272K SF SF(1) 109K SF 6.9M REAGAN NATIONAL AIRPORT Improvements KEY AMAZON LEASE AMAZON PURCHASE INFRASTRUCTURE/EDUCATION (STATE & LOCAL FUNDED) KEY EXISTING OPERATING INFRASTRUCTURE STDAEVTEELO&PLMOENCTAOLPPFOURNTUDNEIDTIE)S (1) Excludes 4.1M SF of Estimated Potential Development Density that Amazon has agreed to purchase from JBG SMITH. 21 ( Route One Virginia Tech Innovation Campus New Rail Station and Airport Pedestrian Bridge New Metro Entrance New Metro Entrance

2018 ACCOMPLISHMENTS: CAPITAL RECYCLING SOLD OR RECAPITALIZED $875M(1) OF ASSETS AND GROUND LEASED 1700 M STREET 1 2 Capitalized on market conditions $875M $800 Reduced lower yielding DC office exposure 018 Goal $700 $600 3 $500 Redeployed proceeds into higher yielding development $400 $300 $200 4 Set 2019 goal of $400M $100 $0 ASSETS SOLD WERE EXPECTED TO GENERATE A 5-YEAR STABILIZED YIELD OF 4.5%-5.0% (1) Includes Commerce Executive, which was under firm contract as of December 31, 2018 and closed in February 2019. 22 Sales ($M) 2 DC Office Suburban/ Non-Core +1700 M STREET GROUND LEASE

2018 ACCOMPLISHMENTS: UNDER CONSTRUCTION OPPORTUNITIES ALL NINE UNDER CONSTRUCTION ASSETS ARE ON SCHEDULE AND ON BUDGET, WITH GUARANTEED MAXIMUM PRICE CONTRACTS IN PLACE COMMERCIAL ASSETS 5 SQUARE FEET 927K MULTIFAMILY ASSETS 4 UNITS 1,298 COMMERCIAL PRE-LEASED (1) 80.9% ESTIMATED INCREMENTAL INVESTMENT $519M Illustrative 965 Florida Avenue WEIGHTED AVERAGE TARGETED NOI YIELD ON ESTIMATED TOTAL PROJECT COST 6.4% ESTIMATED STABILIZED NOI $74.2M COMMERCIAL 49% MULTIFAMILY 51% (1) Includes leases executed through March 25, 2019. 23

2018 ACCOMPLISHMENTS: PORTFOLIO METRICS YE 2017 YE 2018 COMMERCIAL 12.1M SF 11.3M SF 54 46 NUMBER OF COMMERCIAL ASSETS 7.3% 3.3% DC COMMODITY CLASS A EXPOSURE(1) 88.0% 89.6% % LEASED EXPOSURE TO DC COMMODITY CLASS A ROLLOVER THROUGH 2021 430K SF 138K SF 187K SF 484K SF TROPHY SF AVAILABLE(1) MULTIFAMILY 4,232 units 4,531 units 15 16 NUMBER OF ASSETS 95.7% 95.7% % LEASED (1) Based on Operating and Under Construction SF. 24

2018 ACCOMPLISHMENTS: COMMERCIAL PERFORMANCE AND TRENDS FOCUS ON RISK MITIGATION IN DC AND POSITIONING PORTFOLIO FOR GROWTH IN NATIONAL LANDING COMMERCIAL PORTFOLIO MIX(1) Under Construction Generated $261.5M of Annualized NOI in Q4 2018 versus $290.3M in Q4 2017 YTD same store NOI increased 0.1% Q4 2018 same store NOI decreased 10.6% • 8% Trophy 7% • • Capital recycling and early blend-and-extend • Class A 18% renewals impacted NOI Class B 67% LEASE EXPIRATION SCHEDULE COMMERCIAL NOI BY REGION DC 3,000 27% VA 70% 2,500 2,000 1,500 MD 3% 1,000 500 - 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter 25 (1) Based on Operating and Under Construction SF. Square Feet (Thousands) National Landing DC Commodity A Other Weighted Average Annual % Expiring Over Next 5 Years–10% Weighted Average Lease Term – 6.2 years

2018 ACCOMPLISHMENTS: OFFICE LEASING AND POSITIONING STRATEGY

OFFENSIVE POSTURE IN NATIONAL LANDING

- Key large tenant renewals
- Shorter term leases with mark-to-market resets and fixed rent bumps
- Targeted renovation plans



DEFENSIVE POSTURE IN WASHINGTON, DC

- Reduced rollover risk with blend-and-extend renewals
- Sale of DC Commodity Class A assets
- Bottom-up leasing strategy at L'Enfant Plaza Office – Southeast
- Lease-up of lower floors at 1900 N Street

WEIGHTED AVERAGE LEASE TERM FOR NATIONAL LANDING

5.2 YEARS

WEIGHTED AVERAGE LEASE TERM FOR BALANCE OF PORTFOLIO

7.3 YEARS

CUSTOMER SERVICE TENANT SURVEY SCORE ON SERVICE DELIVERY

4.8 OUT OF 5

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2018 ACCOMPLISHMENTS: MULTIFAMILY PERFORMANCE AND TRENDS GREW MULTIFAMILY NOI AND MAINTAINED HIGH LEVEL OF OCCUPANCY Generated $80.3M of Annualized NOI in Q4 2018 versus $73.0M in Q4 2017 • MULTIFAMILY PORTFOLIO MIX(1) Under Construction 22% Class B 34% Maintained 93.9% occupancy with delivery of 291 units at 1221 Van Street (average leasing pace 15 units per month) • YTD same store NOI increased 0.5% • Class A 44% Q4 2018 same store NOI increased 3.7% • MULTIFAMILY NOI BY REGION MD 8% DC 30% Portfolio Walk Score is 85 versus 66 for public peer average(2) • CUSTOMER SERVICE SCORE JBG SMITH PROPERTY SCORE +18% ABOVE THE REPUTATION.COM INDUSTRY AVERAGE VA 62% (1) Based on Operating and Under Construction SF. (2) Includes DC area operating and under construction assets for EQR, AVB, UDR, CPT, MAA, and WRE. 27

2018 ACCOMPLISHMENTS: ALL ASSET DELIVERIES SINCE MERGER AHEAD SCHEDULE AND UNDER BUDGET(1) OF ASSETS DELIVERED ONE QUARTER AHEAD OF SCHEDULE CEB TOWER AT CENTRAL PLACE 1221 VAN STREET USE: SUBMARKET: BUILDING SIZE: LEASED %: OWNERSHIP: COMPLETION DATE: Commercial Rosslyn 552,540 SF 93.0% 100% Q1 2018 Multifamily Ballpark/Southeast 291 Units 83.1% 100% Q1 2018 (1) Includes RTC-West Retail, a 40,025 SF asset completed in Q2 2017 and Stonebridge at Potomac Town Center – Phase II, a 4,105 SF asset completed in Q2 2018. 28

2018 ACCOMPLISHMENTS: UNDER CONSTRUCTION PIPELINE EXPECTED TO DELIVER STRONG NEAR-TERM GROWTH

WEIGHTED AVERAGE COMPLETION DATE	WEIGHTED AVERAGE STABILIZATION DATE
Q2 2020	**Q2 2021**

	2019			2020				2021	
	Q3	Q4	Q4	Q1	Q2	Q3	Q4	Q2	Q2
									
	L'Enfant Plaza Office-Southeast	4747 Bethesda Avenue	Atlantic Plumbing C	West Half	1900 N Street	7900 Wisconsin Avenue	965 Florida Avenue	1770 Crystal Drive	Central District Retail
USE:	Commercial	Commercial	Multifamily	Multifamily	Commercial	Multifamily	Multifamily	Commercial	Commercial
SUBMARKET:	Southwest	Bethesda CBD	U Street/Shaw	Ballpark/Southeast	CBD	Bethesda CBD	U Street/Shaw	National Landing	National Landing
BUILDING SIZE:	215,185 SF	291,414 SF	256 Units	465 Units	271,433 SF	322 Units	433 Units	271,572 SF	108,825 SF
PRE-LEASED %:	74.3%	77.7%	N/A	N/A	65.2%	N/A	N/A	97.8% (1)	45.0%
OWNERSHIP:	49.0%	100%	100%	100%	55.0% (2)	50.0%	96.1% (3)	100%	100%

Note: Building size data is shown at 100%.
(1) Includes Amazon's lease of 258,299 SF at 1770 Crystal Drive.
(2) Ownership percentage reflects expected dilution of JBG SMITH's share as contributions are funded during construction of the asset. As of December 31, 2018, JBG SMITH's ownership share was 68.5%.
(3) Ownership percentage reflects expected dilution of JBG SMITH's real estate venture partner as contributions are funded during construction of the asset. As of December 31, 2018, JBG SMITH's ownership share was 88.1%.

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2018 ACCOMPLISHMENTS: FUTURE DEVELOPMENT PIPELINE SUBMARKET CONCENTRATION CONCENTRATION OF FUTURE DEVELOPMENT PIPELINE PROXIMATE TO NATIONAL LANDING Bethesda MD NORTHERN VIRGINIA NATIONAL LANDING 11.0M SF(1) RESTON 3.5M SF OTHER VA 232K SF WASHINGTON, DC DC EMERGING 3.5M SF Washington, DC MARYLAND 1.4M SF VA National Landing 75% OF FUTURE DEVELOPMENT PIPELINE WITHIN 20-MINUTE COMMUTE(2) OF NATIONAL LANDING (1) Includes 4.1M SF of Estimated Potential Development Density that Amazon has agreed to purchase from JBG SMITH. (2) 20-minute commute calculated on a Monday morning to National Landing. 30 OPERATING AND UNDER CONSTRUCTION ASSETS FUTURE DEVELOPMENT PIPELINE 20-MINUTE COMMUTE

2018 ACCOMPLISHMENTS: PROGRESSION OF FUTURE DEVELOPMENT PIPELINE UNLOCKED VALUE OF FUTURE DEVELOPMENT PIPELINE THROUGH CONSTRUCTION STARTS, LAND SALES, AND FURTHERING ENTITLEMENTS STAGE OF ENTITLEMENT VALUE CREATION THROUGH MONETIZATION OF 6.0M SF(2) $447M $500.0 $400.0 $324M $300.0 $200.0 $100.0 $-Historical Cost Market Value(3) Realized Value Q4 2018 (1) Includes 4.1M SF of Estimated Potential Development Density that Amazon has agreed to purchase from JBG SMITH. (2) Includes Summit I and II Land, 1700 M Street, Commerce Executive Land, and the 4.1M SF of Estimated Potential Development Density that Amazon has agreed to purchase from JBG SMITH. (3) JLL Market Value. 31 Land Value ($M) Needs Final Stage of Entitlement $225M Amazon Purchase Fully Entitled 17.2% 20.8% 62.0% 41 ASSETS, 19.6M SF(1)

2018 ACCOMPLISHMENTS: ADVANCED ENTITLEMENTS ON REMAINING FUTURE DEVELOPMENT OPPORTUNITIES WE OWN 6.9M SF(1) OF ESTIMATED DEVELOPMENT DENSITY NATIONAL LANDING IN REAGAN NATIONAL AIRPORT Entrance 8 5 8 1 4 2 3 Improvements FIRST TRANCHE DEVELOPMENT OPPORTUNITIES 1800 SOUTH BELL STREET LAND 500K SF 101 12TH STREET 260K SF 1 1900 CRYSTAL DRIVE 755K SF 2 6 2001 JEFFERSON DAVIS HIGHWAY LAND 650K SF 223 23RD STREET 1.0M SF 2525 CRYSTAL DRIVE 750K SF RIVERHOUSE LAND 1.1M SF 7 3 7 7 7 KEY POTOMAC YARD 1.9M SF AMAZON LEASE AMAZON PURCHASE INFRASTRUCTURE/EDUCATION (STATE & LOCAL FUNDED) FUTURE DEVELOPMENT OPPORTUNITIES 4 8 5 32 (1) Excludes 4.1M SF of Estimated Potential Development Density that Amazon has agreed to purchase from JBG SMITH. Route One Virginia Tech Innovation Campus New Rail Station and Airport Pedestrian Bridge New Metro New Metro Entrance 6

RULE BREAKERS: METRO ENTRANCES METRO ENTRANCE FACES A WALL AND IS UPHILL FROM THE MAIN STREET SECOND METRO ENTRANCE CRYSTAL DRIVE ON BEFORE AFTER 33

RULE BREAKERS: RETAIL STREETSCAPE “MISSING TEETH” FILLED IN RETAIL IS ONE-SIDED WITH “MISSING TEETH” WITH RETAIL AND BUILDING ENTRANCES BEFORE AFTER 34

RULE BREAKERS: UNDERGROUND RETAIL BETWEEN CENTRAL DISTRICT RETAIL AND 1900 CRYSTAL DRIVE, STREET INSUFFICIENT STREET RETAIL RETAIL IS EXPECTED TO DOUBLE BEFORE AFTER 35

RULE BREAKERS: SUBURBAN CONDITIONS BUILDINGS FEATURE SUBURBAN SETBACKS AND LANDSCAPING, NEW DEVELOPMENTS AND ACTIVATIONS (DINING IN THE PARK) ISOLATING THEM FROM THE STREET ENGAGE STREET BEFORE AFTER 36

RULE BREAKERS: PUBLIC SPACES PUBLIC SPACES ARE BIG, BARREN, CREATION OF MULTIPLE SMALL AND UNINVITING PUBLIC PARKS AND GREEN SPACES BEFORE AFTER 37

2018 ACCOMPLISHMENTS: ADVANCED ENTITLEMENT OF 1900 CRYSTAL DRIVE FILLS CRITICAL RETAIL AND ACTIVITY GAP ON CRYSTAL DRIVE 750 UNITS OF MULTIFAMILY IN TWO BUILDINGS 30K SQUARE FEET OF RETAIL $362M OF ESTIMATED INCREMENTAL INVESTMENT 2020 CONSTRUCTION START Illustrative 1900 Crystal Drive (Alternative Office Use) 38 Illustrative 1900 Crystal Drive (Multifamily) – South Tower in Foreground

NATIONAL LANDING ESTIMATED DEVELOPMENT AND DELIVERY TIMELINE(1) 2019 2020 2021 2022 2023 2024 2025+ 2345 Crystal Drive 1800 South Bell Street 241 18th Street 1770 Crystal Drive Central District Retail Mets 7 and 8 Met 6 Pen Place 1900 Crystal Drive JBG SMITH Future Development New VRE Station New Metro Entrance on Crystal Drive Route One Improvements Pedestrian Bridge to DCA 39 (1) Management’s estimate. (2) Dates reflect JBG SMITH’s estimate of third-party investments in National Landing. INFRASTRUCTURE IMPROVEMENTS(2) JBG SMITH FUTURE DEVELOPMENT PIPELINE AMAZON PURCHASE JBG SMITH UNDER CONSTRUCTION AMAZON LEASE

2018 ACCOMPLISHMENTS: ESG – ENVIRONMENTAL ALIGNED BUSINESS PRACTICES WITH SUSTAINABLE GROWTH, RESPONSIBLE DEVELOPMENT, AND HIGH-PERFORMANCE OPERATIONS CLIMATE CHANGE IMPACT PRIORITY BOARD ESG OVERSIGHT In our first year as a GRESB par ticipant and member (2018) 2ND In Peer Group GREEN STAR Recognition 3.4% average annual reduction in energy intensity each year between 2014-2017 74% of all Operating assets have earned at least one green certification 40

2018 ACCOMPLISHMENTS: ESG – SOCIAL RESPONSIBILITY

LAUNCHED THE WASHINGTON HOUSING INITIATIVE TO PRODUCE OR MAINTAIN AFFORDABLE WORKFORCE HOUSING IN HIGH-IMPACT LOCATIONS



WASHINGTON HOUSING INITIATIVE
Local | Innovative | Impact
Washington Housing Conservancy
Acquire & Own Real Estate
Support for Neighborhood Services
Sponsor Private Activity Bonds
Impact Pool
Acquisition & Development Loans
Invest in High-Impact Locations
Track & Report Impact
Triple Bottom Line
Financial
Social
Environmental

- Produce or maintain up to 3,000 units of affordable workforce housing over 10 years
- Impact pool funded by third-party capital to provide mezzanine financing
- Targeted size of $150M with JBG SMITH commitment of $10M
- Targeted 7% net return (Community Reinvestment Act eligible)
- Anticipate first closing of $60M in mid-2019
- Build a replicable model that can be used by other communities
- Sustain and strengthen inclusive communities

Note: The Washington Housing Conservancy and the Impact Pool are separate legal entities from JBG SMITH. While the manager of the Impact Pool is controlled by JBG SMITH, an investment in the Impact Pool is not an investment in JBG SMITH.

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2018 ACCOMPLISHMENTS: ESG – GOVERNANCE DIVERSE AND EXPERIENCED MANAGEMENT TEAM AND BOARD OF TRUSTEES BOARD OF TRUSTEES COMPANY-WIDE DIVERSITY AND INCLUSION Ethnic Diversity(1) 52% Minority 48% White Female Male 5 Gender Diversity 62% Male 38% Female 4 Operating 75% Public company experience 67% 2 Real estate expertise 67% Financial literacy 92% 1 Experience over several business cycles 100% Executive Leadership 92% Leadership(2) 40 Male 20 Female Investment/capital allocation expertise 75% Accounting expertise 17% 45-54 55-64 65-74 75+ Government/business conduct/legal 50% Age Ranges of 12-Member Board (1) Ethnic Diversity: 48% White, 30% Black or African American, 14% Hispanic or Latino, 7% Asian, and 1% other. (2) Senior Vice President and above. 42 Percent of Board Members with Competency/Attribute

STATE OF THE MARKET 43

STATE OF THE MARKET: DC ECONOMY STRONG JOB GROWTH POST-SEQUESTRATION AND NORTHERN VIRGINIA BRAC, PARTICULARLY IN AVERAGE ANNUAL JOB GROWTH RECESSION AND RECOVERY SEQUESTRATION AND BRAC CURRENT PERIOD 80 60 40 20 0 -20 -40 -60 -80 Source: Bureau of Labor and Statistics (BLS) 44 Employment Growth (Thousands) 62.5 60.9 64.1 42.9 201220132014 Northern Virginia DC Metro Region 2015201620172018 2009 20102011

STATE OF THE MARKET: POTENTIAL AMAZON IMPACT AMAZON ISN’T JUST 38,000 JOBS – IT’S A CATALYST FOR SIGNIFICANT GROWTH ESTIMATED TECH CATALYST IMPACT 5.5M SF OF TECH EXPANSIONS TO SEATTLE SINCE 2011 Normal Growth Since HQ1, these are just some of the companies that have expanded to Seattle and drive follow-2.8M 450 400 attle saw 169,000 what would be heir historical t Amazon’s 35 0 300 25 0 rom 6,000 5,000 employees 200 150 long-term growth rate 9 (pre-HQ1) was 100 50 2011 2012 2013 2014 2015 2016 2017+ 0 Seattle 2 010-2018 102% 77% 9% 102% 100% 117% YOY PERCENTAGE GROWTH Source: BLS, Eastdil 45 Jobs (Thousands) Square Feet (Thousands) 169 Since HQ1, Se jobs above implied by t growth rate ne growth Amazon grew f employees to 4 Seattle’s from 1991-200 1.4% annually 39 196 on job growth 1.3M 649.3 295.3321.7 167.0 83.0 Normal Growth CaAtmalaysztonImDpiraecctt Catalyst Impact

STATE OF THE MARKET: ANTICIPATED AMAZON FOLLOW-ON DEMAND SEATTLE SAW TECH-DOMINATED GROWTH AROUND AMAZON POST 2010 SEATTLE NATIONAL LANDING KEY AMAZON BUILDINGS KEY JBG SMITH BUILDINGS AMAZON BUILDINGS 46

STATE OF THE MARKET: POTENTIAL AMAZON IMPACT TRANSWESTERN FORECASTS 4.0%-5.0% RENT GROWTH AND 93% OCCUPANCY FOR NATIONAL LANDING, CONSISTENT WITH ACTUAL GROWTH IN SOUTH LAKE UNION 5.0% Source: Transwestern, JLL 47 OOFcFcIuCpEanOcCy C%UPANCY OFFICE RENT GROWTH South Lake Union -0.3% South Lake Union Pre-Amazon (2010) South Lake Union Post-Amazon (2018) 72% Pre-Amazon (2002-2010) South Lake Union Post-Amazon (2010-2018) 95% 5.2% National Landing Pre-Amazon (2018) National Landing Post-Amazon (2019+) National Landing Pre-Amazon (2010-2018) National Landing Post-Amazon (2019+) 82% 0.2% 93% 4.0-0% 10%20% 30% 40% 50% 60% 70% 80% 90% 100% Occupancy (%) -1.0% 0 1.0% 2.0% 3.0% 4.0%5.0% 6.0% Rent Growth (%)

STATE OF THE MARKET: POTENTIAL AMAZON IMPACT MULTIFAMILY NEW DEMAND CATALYST IS LIKELY TO DRIVE STRONG CLASS A APARTMENT MARKET IN NATIONAL LANDING + = which JBG SMITH Source: Amazon-Virginia MOU 48 Class A demand in excess of inventory with ability to pay replacement cost rent should lead to new development of controls 65% $150,000 INCOMES X 30% OF PRE-TAX INCOME TOWARDS RENT $3,750/month in affordable rent or $4.54 /SF on an 825 SF unit The top rent in National Landing today is $3.25/SF 37,850 JOBS X 20% OF EMPLOYEES WHO WALK TO WORK 7,750 New Residents versus Approximately 5,000 units in JBG SMITH pipeline

STATE OF THE MARKET: DC METRO OFFICE MARKET OFFICE HAD A STRONG YEAR IN 2018, WITH GROWTH CONCENTRATED NORTHERN VIRGINIA IN METRO MARKET DIRECT NET ABSORPTION COMPARISON (SF) 4.2M 134K -3.9M 2009 Source: JLL 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 201 8 49 923K 259K 2.4M 990K 1.1M VA -690K DC -2.3M MD

STATE OF THE MARKET: DC METRO OFFICE MARKET DELIVERY PIPELINE EXERTING SIGNIFICANT PRESSURE ON EXISTING COMMODITY A BUILDINGS DC OFFICE PIPELINE (SF) DC OFFICE DIRECT VACANCY 20% 7.0 18% 6.0 16% 14% 5.0 12% 4.0 10% 3.0 8% 6% 2.0 4% 1.0 2% 0 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Estimated Source: JLL (1) Defined as “Proposed Short-Term” by JLL, as of Q1 2019, excluding proposed short-term development under 60,000 square feet. 50 Square Feet (M) Vacancy (%) Delivered Under Construction Potential Starts (1) Trophy Class A Class B

STATE OF THE MARKET: DC METRO OFFICE MARKET AS NATIONAL LANDING LEASE UP CONTINUES, RENTS ARE EXPECTED TO CLOSE THE GAP WITH, AND EVENTUALLY SURPASS, ROSSLYN DIREDCiTreAcVt EARvAerGaEgAe SAKsIkNinGgRREeNnTt (POSFFF(IOCffiE)ce) $65 $60 $60 $55 $50 $46 $45 $38 $40 $35 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: JLL 51 Rent ($/SF) Historically, Rosslyn and National Landing were on par DC Rosslyn National Landing

STATE OF THE MARKET: DC METRO OFFICE MARKET INVESTMENT SALES VOLUME AND PRICING REMAIN STRONG IN CORE MARKETS, WHICH COULD EXPAND TO INCLUDE NATIONAL LANDING 2016-2018 MEDIAN OFFICE CAP RATE COMPARISON (ALL CLASSES) 7.0% 6.0% 6.0% 4.6% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% Arlington Core DC Downtown Seattle Source: JLL, broker discussions 52 Cap Rate (%) 4.8% PRESIDENTIAL TOWER Under Contract

STATE OF THE MARKET: DC METRO MULTIFAMILY MARKET MULTIFAMILY HOUSING COMPRISES GREATER SHARE OF TOTAL UNITS DELIVERED EVEN AS NEW HOUSING DELIVERIES REMAIN BELOW PEAK LEVELS RESIDENTIAL DELIVERIES 30,000 LOWER SHARE OF MULTIFAMILY DELIVERIES HIGHER SHARE OF MULTIFAMILY DELIVERIES 25,000 20,000 15,000 10,000 5,000 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: Census Bureau, HUD, CoStar (multifamily and condo data) 53 Units Units Single Family Condo Multifamily

STATE OF THE MARKET: DC METRO MULTIFAMILY MARKET MULTIFAMILY RENT GROWTH SHOULD CONTINUE AS PIPELINE DECLINES AND A NEW DEMAND CATALYST ARRIVES MULTIFAMILY PIPELINE 3.3% CAGR 15.0K 16,000 $2.50 $2.40 14,000 $2.30 12,000 $2.20 10,000 $2.10 8,000 $2.00 $1.90 6,000 $1.80 4,000 $1.70 2,000 $1.60 0 $1.50 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Estimated Source: CoStar 54 Deliveries (Units) Rent ($/SF) 7.9K 6.7K 13.0K 12.0K 9.2K 8.7K 8.8K 10.4K 6.1K 4.5K 3.8K Multifamily Deliveries (Units) Asking Rent Per SF (Class A)

STATE OF THE MARKET: DC METRO MULTIFAMILY MARKET IN A DEMAND-RICH MARKET, QUALITY AND VIEWS DRIVE RENT PREMIUMS WHILE PLACEMAKING AMENITIES HELP EMERGING MARKETS CLOSE THE GAP WITH MATURE MARKETS ARLINGTON COUNTY QUALITY AND VIEW PREMIUMS DC EMERGING MARKET GROWTH TRAJECTORY $3.80 $5.00 $3.70 DC MATURE: $4.60/SF $3.60 $4.50 -12% -9% $3.50 -29% -30% $3.40 $4.00 $3.30 $3.20 $3.50 $3.10 $3.00 $3.00 Union Market/NoMa/H Street Ballpark U Street/Shaw West End/Dupont Circle RB Corridor Average Rent (New Buildings) Central Place Residential Average Rent(1) Source: CoStar, JBG SMITH Note: All data for buildings built since 2016. (1) Owned in JBG Legacy Funds and managed by JBG SMITH. 55 Rent ($/SF) Rent ($/SF) MATURE MARKET EMERGING MARKET EMERGING MARKET EMERGING MARKET

STATE OF THE MARKET: DC METRO MULTIFAMILY MARKET ARLINGTON CLASS A MULTIFAMILY ALREADY TRADES LIKE DC, BUT AMAZON COULD MEAN FURTHER CAP RATE COMPRESSION Multifamily Cap Rate Comparison 2016-2018 MEDIAN MULTIFAMILY CAP RATE COMPARISON (CLASS A) 7.0% 6.0% 4.7% 4.6% 4.4% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% Arlington Core DC Downtown Seattle Source: JLL, broker discussions 56 Cap Rate (%) 3.7% MERIDIAN PENTAGON CITY Under Contract

GROWTH AND CAPITALIZATION 57

GROWTH AND CAPITALIZATION: ESTIMATED NOI BRIDGE

EXCLUDES ADDITIONAL POTENTIAL VALUE CREATION FROM MONETIZATION OF 14.8M SF[1] FUTURE DEVELOPMENT PIPELINE



$342M
$320M
$116M
$99M
$15M
$550M
ASSUMES
$33M from lease up
$83M from 3% rental revenue growth
Q4 2018 Annualized NOI
Q4 2018 Adjusted Annualized NOI(2)
Growth from Operating Portfolio
Growth from Under Construction Assets(3)
Growth from Acquisitions
Q4 2024 Annualized NOI

ASSUMPTIONS

Total Portfolio NOI CAGR:	9.4%
Operating Portfolio NOI CAGR:	5.3%
Weighted Average Mark-to-Market on Office Rents:	-3.0%
Operating Commercial Occupancy:	93.0%
Operating Multifamily Occupancy:	95.0%

NOI GROWTH IS BACK-END WEIGHTED

Note: This is a hypothetical presentation of potential near-term NOI from the delivery and stabilization of our Under Construction assets and the stabilization of our Operating Portfolio and is dependent on numerous assumptions, which may not be accurate. Actual future NOI may differ materially from this hypothetical potential near-term NOI. Please see the forward-looking statements disclaimer in this presentation for a discussion of the risks that could cause actual results to differ materially from any projected or estimated results.

(1) Excludes 4.1M SF of Estimated Potential Development Density that Amazon has agreed to purchase from JBG SMITH and approximately 750 units related to 1900 Crystal Drive.

(2) Excludes $22M of Q4 2018 annualized NOI from disposed assets.

(3) Includes nine assets currently under construction and 1900 Crystal Drive.

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GROWTH AND CAPITALIZATION:
POTENTIAL NAV IMPACT FROM AMAZON IN NATIONAL LANDING

ESTIMATED NAV IMPACT EXPECTED TO BE BETWEEN $5.25 AND $8.25 PER SHARE

JBG SMITH HOLDINGS IN NATIONAL LANDING

COMMERCIAL	MULTIFAMILY	LAND
$1.50 - $2.25 Per Share	$1.00 - $1.50 Per Share	$2.75 - $4.50 Per Share


Cap Rate (%)
6.0%
5.50%
5.25%
Pre - Amazon
Post - Amazon
Cap Rate (%)
4.5%
4.00%
3.75%
Pre - Amazon
Post - Amazon
Land ($/SF)
+2.1M SF
$100
$70
$45
Pre - Amazon
Post - Amazon

+ ADDITIONAL THIRD-PARTY FEE INCOME STREAMS

Note: Management's estimates based on recent transactions, market data, and broker opinions of value for JBG SMITH portfolio in National Landing.

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GROWTH AND CAPITALIZATION: STRONG BALANCE SHEET TO FUND FUTURE GROWTH ACCESS TO MULTIPLE SOURCES OF CAPITAL WITH $2B(1) OF EXISTING LIQUIDITY NET DEBT/ TOTAL ENTERPRISE VALUE: 20.1%(1) 1 Secured and unsecured debt Secured Debt 17.2% 2 Opportunistic capital recycling Term Loan 2.9% 3 Selective joint ventures Equity 79.9% 4 Efficient access to equity market when conditions warrant (1) Leverage and liquidity metrics as of March 31, 2019 adjusted for the $472.3 million of net proceeds from the underwritten public offering completed in April 2019, based on $41.35 closing price per share as of March 29, 2019, as well as the repayment of mortgage debt totaling approximately $293.6 million at The Bartlett and Fort Totten Square which occurred subsequent to quarter end. 60 (2) Estimated multifamily asset borrowing capacity is based on a 9% debt yield after Under Construction multifamily assets deliver and stabilize. MULTIFAMILY ASSET BORROWING CAPACITY Unencumbered multifamily assets with borrowing capacity of $491M(2) LEVERAGE METRICS(1) Net Debt/Annualized Adjusted EBITDA: 5.4x Fixed Rate Debt: 77.7% Secured Debt: 85.3%

GROWTH AND CAPITALIZATION: EXPECTED Pre-O LEVERAGE PROFILE(1) Low 8x’s 9.0x 8.0x Low 7x’s Q4 2019 Q2 2020 7.0x Q2 2021 6.0x Proposed Exchange of Mets Park land into Multifamily Acquisitions Proposed Exchange of Pen Place land into Multifamily Acquisitions Estimated Completion of Nine Assets Currently Under Construction 5.0x YE 2018 YE 2019 YE 2020 YE 2021 YE 2018 YE 2019 YE 2020 YE 2021 Target DEBT MATURITY SCHEDULE In-Place Co nstruction Loan Availability $610 M 2019 2020 2021 2022 2023 2024 2025 2026 + (1) Leverage and liquidity metrics adjusted for the $472.3 million of net proceeds from the underwritten public offering completed in April 2019, based on $41.35 closing price per share, as of March 29, 2019, as well as the delivery and stabilization of all Under Construction assets and the construction of 1900 Crystal Drive. Does not account for future capital recycling or construction starts. 61 Net Debt/Adjusted EBITDA $343 M $402 M $398 M $53 M $78 M $557 M $301 M $11 M $402 M $100 M $337 M $332 M $200 M $100 M $301 M $151 M $12 M $198 M $139 M $137 M $78 M Secured D ebt (Pro Rata Share) Drawn Term Loans Term Lo an Availability + $1B Undrawn Credit Facility Pre-O ering Post-O ering

STRATEGY: SUMMARY SUBMARKET CONCENTRATION Invested in high growth urban submarkets in Washington, DC Metro Area HIGH-GROWTH ASSETS Own and operate high risk-adjusted return assets, with emphasis on multifamily over the longer term PROVEN DEVELOPMENT EXPERTISE Mixed-use operator with track record of value creation in development and redevelopment DISCIPLINED CAPITAL ALLOCATOR Demonstrated capital allocation discipline to maximize value and mitigate downside risk 62

DEFINITIONS NON-GAAP FINANCIAL MEASURES This release includes non-GAAP financial measures. For these measures, we have provided an explanation of how these non-GAAP measures are calculated and why JBG SMITH’s management believes that the presentation of these measures provides useful information to investors regarding JBG SMITH’s financial condition and results of operations. Reconciliations of certain non-GAAP measures to the most directly comparable GAAP financial measure are included in this Investor Presentation. Our presentation of non-GAAP financial measures may not be comparable to similar non-GAAP measures used by other companies. In addition to “at share” financial information, the following non-GAAP measures are included in this release: EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”), EBITDA FOR REAL ESTATE (“EBITDARE”) AND ADJUSTED EBITDA Management uses EBITDA and EBITDAre, non-GAAP financial measures, as supplemental operating performance measures and believes they help investors and lenders meaningfully evaluate and compare our operating performance from period-to-period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps) and certain non-cash expenses (primarily depreciation and amortization on our assets). EBITDAre is computed in accordance with the definition established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, gains on sales of real estate and impairment losses of real estate, including our share of such adjustments of unconsolidated real estate ventures. These supplemental measures may help investors and lenders understand our ability to incur and service debt and to make capital expenditures. EBITDA and EBITDAre are not substitutes for net income (loss) (computed in accordance with GAAP) and may not be comparable to similarly titled measures used by other companies. “Adjusted EBITDA,” a non-GAAP financial measure, represents EBITDAre adjusted for items we believe are not representative of ongoing operating results, such as transaction and other costs, gain (loss) on the extinguishment of debt, distributions in excess of our net investment in consolidated real estate ventures, gain on the bargain purchase of a business, lease liability adjustments and share-based compensation expense related to the Formation Transaction and special equity awards. We believe that adjusting such items not considered part of our comparable operations, provides a meaningful measure to evaluate and compare our performance from period-to-period. Because EBITDA, EBITDAre and Adjusted EBITDA have limitations as analytical tools, we use EBITDA, EBITDAre and Adjusted EBITDA to supplement GAAP financial measures. Additionally, we believe that users of these measures should consider EBITDA, EBITDAre and Adjusted EBITDA in conjunction with net income (loss) and other GAAP measures in understanding our operating results. ESTIMATED POTENTIAL DEVELOPMENT DENSITY ‘‘Estimated potential development density’’ reflects management’s estimate of developable gross square feet based on our current business plans with respect to real estate owned or controlled as of December 31, 2018. Our current business plans may contemplate development of less than the maximum potential development density for individual assets. As market conditions change, our business plans, and therefore, the Estimated Potential Development Density, could change accordingly. Given timing, zoning requirements and other factors, we make no assurance that estimated potential development density amounts will become actual density to the extent we complete development of assets for which we have made such estimates. HISTORICAL COST, ESTIMATED INCREMENTAL INVESTMENT, ESTIMATED TOTAL INVESTMENT AND ESTIMATED TOTAL PROJECT COST “Historical cost” is a non-GAAP measure which includes the total historical cost incurred by JBG SMITH with respect to the development of an asset, including any acquisition costs, hard costs, soft costs, tenant improvements (excluding free rent converted to tenant improvement allowances), leasing costs and other similar costs, but excluding any financing costs, ground rent expenses and capitalized payroll costs incurred as of December 31, 2018. “Estimated incremental investment” means management’s estimate of the remaining cost to be incurred in connection with the development of an asset as of December 31, 2018, including all remaining acquisition costs, hard costs, soft costs, tenant improvements (excluding free rent converted to tenant improvement allowances), leasing costs and 63

DEFINITIONS other similar costs to develop and stabilize the asset but excluding any financing costs, ground rent expenses and capitalized payroll costs. “Estimated total investment” means, with respect to the development of an asset, the sum of the historical cost in such asset and the estimated incremental investment for such asset. “Estimated total project cost” is estimated total investment excluding purchase price allocation adjustments recognized as a result of the Formation Transaction. Actual incremental investment, actual total investment and actual total project cost may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/or completion date, changes in design and other contingencies. NET OPERATING INCOME (“NOI”), ANNUALIZED NOI AND TARGETED NOI YIELD “NOI” is a non-GAAP financial measure management uses to measure the operating performance of our assets and consists of property-related revenue (which includes base rent, tenant reimbursements and other operating revenue, net of free rent and payments associated with assumed lease liabilities) less operating expenses and ground rent, if applicable. NOI also excludes deferred rent, related party management fees, interest expense, and certain other non-cash adjustments, including the accretion of acquired below-market leases and amortization of acquired above-market leases and below-market ground lease intangibles. Annualized NOI, for all assets except Crystal City Marriott, represents NOI for the three months ended December 31, 2018 multiplied by four. Due to seasonality in the hospitality business, annualized NOI for Crystal City Marriott represents the trailing 12-month NOI as of December 31, 2018. Management believes Annualized NOI provides useful information in understanding JBG SMITH’s financial performance over a 12-month period, however, investors and other users are cautioned against attributing undue certainty to our calculation of Annualized NOI. Actual NOI for any 12-month period will depend on a number of factors beyond our ability to control or predict, including general capital markets and economic conditions, any bankruptcy, insolvency, default or other failure to pay rent by one or more of our tenants and the destruction of one or more of our assets due to terrorist attack, natural disaster or other casualty, among others. We do not undertake any obligation to update our calculation to reflect events or circumstances occurring after the date of this Investor Presentation. There can be no assurance that the annualized NOI shown will reflect JBG SMITH’s actual results of operations over any 12-month period. “Targeted NOI yield” means our estimated stabilized NOI reported as a percentage of (i) estimated total project costs, (ii) estimated total investment and/or (iii) estimated incremental investment, as applicable. Actual initial full year stabilized NOI yield may vary from the targeted NOI yield based on the actual incremental investment to complete the asset and its actual initial full year stabilized NOI, and there can be no assurance that we will achieve the targeted NOI yields described in this Investor Presentation. As a part of our standard development underwriting process, we analyze the estimated initial full year stabilized NOI yield we expect to derive from each of our development assets and establish a targeted NOI yield. We caution you not to place undue reliance on the targeted NOI yields we present in this Investor Presentation because they are based solely on our estimates, using data available to us in our development underwriting processes. Our estimated initial full year stabilized NOI, estimated property-related revenue, estimated operating expenses and/or estimated incremental investment may differ substantially from our estimates due to various factors, including unanticipated capital expenditures and other expenses, delays in the estimated start and/or completion date and other contingencies, delays and/or difficulties in completing, leasing and stabilizing these assets, failure to obtain estimated occupancy and rental rates, inability to collect anticipated rental revenues, tenant bankruptcies and unanticipated expenses at these assets that we cannot pass on to tenants. We can provide no assurance that the initial yields we present will be consistent with the targeted NOI yields set forth in this Investor Presentation. The Company does not provide reconciliations for non-GAAP estimates on a future basis, including adjusted annualized NOI and estimated stabilized NOI because it is unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without unreasonable effort. This inability is due to the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income. Additionally, no reconciliation of targeted NOI yield to the most directly comparable GAAP measure is included in this Investor Presentation because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measures without unreasonable efforts because such data is not currently available or cannot be currently estimated with confidence. Accordingly, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Management uses each of these measures as supplemental performance measures for its assets and believes they provide useful information to investors because they reflect only those revenue and expense items that are incurred at the asset level, excluding non-cash items. In addition, NOI is considered by many in the real estate industry to be a useful starting point for determining the value of a real estate asset or group of assets. 64

DEFINITIONS However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our assets that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our assets, all of which have real economic effect and could materially impact the financial performance of our assets, the utility of this measure of the operating performance of our assets is limited. Moreover, our method of calculating NOI may differ from other real estate companies and, accordingly, may not be comparable. NOI should be considered only as a supplement to net operating income (loss) (computed in accordance with GAAP) as a measure of the operating performance of our assets. DC EMERGING Includes the U Street /Shaw, Brookland/Fort Totten, H Street /NoMa, Ballpark /Southeast, and Southwest submarkets. DC MATURE Includes the Uptown, CBD, Georgetown, West End, and Woodley Park submarkets. FORMATION TRANSACTION “Formation Transaction” refers collectively to the spin-off on July 17, 2017 of substantially all of the assets and liabilities of Vornado’s Washington, DC segment, which operated as Vornado / Charles E. Smith, and the acquisition of the management business and certain assets and liabilities of The JBG Companies. FUTURE DEVELOPMENT “Future development” refers to assets that are development opportunities on which we do not intend to commence construction within 18 months of December 31, 2018 where we (i) own land or control the land through a ground lease or (ii) are under a long-term conditional contract to purchase, or enter into a leasehold interest with respect to land. GAAP “GAAP” refers to accounting principles generally accepted in the United States of America. JBG ASSETS “JBG Assets” refers to the management business and certain assets and liabilities of The JBG Companies acquired on July 18, 2017 by JBG SMITH. NET ASSET VALUE (NAV) “Net Asset Value” (“NAV”) represents management’s estimate as of a particular date of the fair market value of our Operating Portfolio, Under Construction assets, Future Development Pipeline assets and our third-party asset management and real estate services business plus our pro rata share of tangible assets and cash and cash equivalents less our pro rata share of total debt and total tangible liabilities. NET DEBT “Net Debt” is a non-GAAP measure that represents total pro forma indebtedness less cash and cash equivalents, which have been adjusted for expected facility draws and proceeds from secured financings less estimated transaction costs. We use net debt to review the liquidity of our operations and believe that net debt provides useful information to management and shareholders regarding the level of indebtedness and our ability to pursue business opportunities and investments. Net debt is not a measure of our liquidity under GAAP and should not be considered an alternative to cashflows from operating or financing activities. 65

DEFINITIONS SAME STORE AND NON-SAME STORE “Same store” refers to the pool of assets that were in service for the entirety of both periods being compared, except for assets for which significant redevelopment, renovation, or repositioning occurred during either of the periods being compared. No JBG Assets are included in the same store pool for the year ended December 31, 2018. “Non-same store” refers to all operating assets excluded from the same store pool. SQUARE FEET ‘‘Square feet’’ or ‘‘SF’’ refers to the area that can be rented to tenants, defined as (i) for commercial assets, rentable square footage defined in the current lease and for vacant space the rentable square footage defined in the previous lease for that space, (ii) for multifamily assets, management’s estimate of approximate rentable square feet, (iii) for assets under construction and near-term development assets, management’s estimate of approximate rentable square feet based on current design plans as of December 31, 2018, or (iv) for future development assets, management’s estimate of developable gross square feet based on its current business plans with respect to real estate owned or controlled as of December 31, 2018. TOTAL ENTERPRISE VALUE “Total Enterprise Value” means our total equity market capitalization plus our total consolidated and unconsolidated indebtedness less cash and cash equivalents. UNDER CONSTRUCTION ‘‘Under construction’’ refers to assets that were under construction during the three months ended December 31, 2018. VORNADO INCLUDED ASSETS “Vornado Included Assets” refers to certain assets and liabilities of Vornado Realty Trust’s Washington, D.C. segment, which operated as Vornado / Charles E. Smith, received by JBG SMITH via the spin-off on July 17, 2017. 66

EBITDA, EBITDARE AND ADJUSTED EBITDA (NON-GAAP)
(UNAUDITED)

	3 Months Ended March 31, 2019	3 Months Ended December 31, 2018
EBITDA and Adjusted EBITDA		
Net income	28,248	994
Depreciation and Amortization Expense	48,719	67,556
Interest Expense (1)	17,174	18,184
Income Tax Expense (Benefit)	(1,172)	698
Unconsolidated Real Estate Ventures Allocated Share of Above Adjustments	7,806	10,253
Allocated share of above adjustments to noncontrolling interests in consolidated real estate ventures	(1)	(182)
EBITDA	**100,774**	**97,503**
Gain on sale of unconsolidated real estate ventures	-	(20,554)
Gain on sale of operating real estate	(39,033)	(6,394)
EBITDAre	**61,741**	**70,555**
Transaction and other costs (2)	4,895	15,572
Loss on extinguishment of debt	-	617
Loss on bargain purchase	-	-
Share-based compensation related to Formation Transaction and Special Equity Awards	11,131	9,118
Distributions in excess of our net investment in unconsolidated real estate ventures	(6,441)	(7,374)
Unconsolidated Real Estate Ventures Allocated Share of Above Adjustments	-	1,542
Lease Liability Adjustments	-	(7,422)
Allocated share of above adjustments to noncontrolling interests in consolidated real estate ventures	-	-
Adjusted EBITDA	**71,326**	**82,608**
Net Debt to Adjusted EBITDA (4)	**7.1x**	**6.5x**
Net Debt at JBG SMITH Share		
Consolidated Indebtedness (5)	$ 2,128,803	
Unconsolidated Indebtedness (5)	303,397	
Total consolidated and unconsolidated indebtedness	2,432,200	
Less: cash and cash equivalents	405,646	
Net Debt at JBG SMITH Share	**$ 2,026,554**	
Less: Assumed Net Offering Proceeds	$ 472,300	
Pro Forma Net Debt	$ 1,554,254	
Pro Forma Net Debt to Annualized Adjusted EBITDA	5.4x	

(1) *Interest expense includes the amortization of deferred financing costs and the marking-to-market of interest rate swaps and caps, net of capitalized interest.*

(2) *Includes fees and expenses incurred in connection with the Formation Transaction (including transition services provided by our former parent, integration costs and severance costs), costs related to the pursuit of Amazon HQ2, and costs related to other completed, potential and pursued transactions.*

(3) *Related to our investment in the real estate venture that owns 1101 17th Street. In June 2018, the mortgage loan payable that was collateralized by 1101 17th Street was refinanced eliminating the principal guaranty provisions that had been included in the prior loan. At the time of refinancing, distributions and our share of the cumulative earnings of the venture exceeded our investment in the venture by $5.4 million, which resulted in a negative investment balance. After the elimination of the principal guaranty provisions in the prior mortgage loan, we recognized the $5.4 million negative investment balance as income within "Income from unconsolidated real estate ventures, net" in our statements of operations for the year ended December 31, 2018, which results in a zero investment balance in the real estate venture that owns 1101 17th Street in our balance sheet as of December 31, 2018. We have also suspended the equity method of accounting for this venture and recognized as income in the three months and year ended December 31, 2018, $7.4 million and $8.3 million related to cash distributions.*

(4) *Adjusted EBITDA for the three months ended December 31, 2018 is annualized by multiplying by four.*

(5) *Net of premium/discount and deferred financing costs.*

67

NOI RECONCILIATIONS (UNAUDITED) (NON-GAAP) dollars in thousands Three Months Ended December 31, Year Ended December 31, 2018 2018 2017 2018 2017 Net income (loss) attributable to common shareholders Add: Depreciation and amortization expense General and administrative expense: Corporate and other Third-party real estate services Share-based compensation related to Formation Transaction Transaction and other costs Interest expense Loss on extinguishment of debt Reduction of gain (gain) on bargain purchase Income tax expense (benefit) Net (income) loss attributable to redeemable noncontrolling interests Less: Third-party real estate services, including reimbursements Other income Income (loss) from unconsolidated real estate ventures, net Interest and other income, net Gain on sale of real estate Net (income) loss attributable to noncontrolling interests Consolidated NOI NOI attributable to consolidated JBG Assets (1) Proportionate NOI attributable to unconsolidated JBG Assets Net income (loss) attributable to common shareholders Add: Depreciation and amortization expense $ 710 $ (16,418) $ 39,924 $ (71,753) 67,556 51,933 211,436 161,659 8,512 25,274 7,437 21,557 33,728 89,826 39,350 51,919 9,11 Transaction and special equity awards 9,118 15,572 18,184 617 — 698 14,806 12,566 14,328 12 3,395 (9,595) 36,030 27,706 74,447 5,153 7,606 (738) 29,251 127,739 58,141 701 (24,376) (9,912) 18,1 61 698 Income tax expense (benefit) 17 178 (2,331) 6,710 (7,328) interests Less: Third-party real estate services, including reimbursements 26,421 1,454 23,991 9,991 6,394 (106) 24,355 1,466 (2,778) 422 — 3 98,699 6,358 39,409 15,168 52,183 21 63,236 5,167 (4,143) 1,788 — 3 9,991 Interest and other income, net 78,274 74,222 319,990 289,340 NOI attributable to consolidated JBG Assets Proportionate NOI attributable to unconsolidated JBG Assets Proportionate NOI attributable to unconsolidated real estate — — — — — — 24,936 8,688 — (1) Proportionate NOI attributable to unconsolidated real estate ventures Non-cash rent adjustments (2) Other adjustments (3) Total adjustments 8,847 (6,691) 5,110 8,646 887 5,842 36,824 (10,349) 19,638 21,530 (6,715) 11,587 (6,691 5,11 Non-cash rent adjustments (2) Other adjustments (3) Total adjustments 7,266 15,375 46,113 60,026 NOI NOI $ 85,540 $ 89,597 $ 366,103 $ 349,366 Non-same store NOI (4) 8,742 6,656 115,801 96,342 Same store NOI (5) $ 76,798 $ 82,941 $ 250,302 $ 253,024 Growth in same store NOI Number of properties in same store pool (7.4% (7.4%) 57% (1.1%) 32 Number of properties in same store pool (1) (2) (3) Includes financial information for the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the period presented. Adjustment to exclude straight-line rent, above/below market lease amortization and lease incentive amortization. Adjustment to include other income and payments associated with assumed lease liabilities related to operating properties, and exclude incidental income generated by development assets and commercial lease termination revenue. Includes property management fees of $4.1 million and $4.2 million for the three months ended December 31, 2018 and 2017 and $16.6 million and $7.8 million for the years ended December 31, 2018 and 2017. Includes the results for properties that were not owned, operated and in service for the entirety of both periods being compared and properties for which significant redevelopment, renovation or repositioning occurred during either of the periods being compared. Includes the results of the properties that are owned, operated and in service for the entirety of both periods being compared except for properties for which significant redevelopment, (4) (5) renovation or repositioning occurred during either of the periods being compared. 68

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